SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2015
Date of Report (Date of earliest event reported)

Bridgetech Holdings International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-51697
(Commission File Number)

21-1992090
(I.R.S. Employer Identification No.)

2705 Garnet Ave Suite 2a San Diego, CA 92109
(Address of principal executive offices)

(858) 847-9090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" “Bridgetech refer to Bridgetech Holdings International, Inc,  a Delaware corporation and its subsidiaries.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that Include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in th2,1e forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 20, 2015, we executed an agreement with John Keeler & Co., Inc. and our company (the "Merger Agreement"), whereby pursuant to the terms and conditions of that Merger Agreement, shareholders of John Keeler & Co., Inc. would acquire Five Million Seven Hundred and Fifty (post-split) (5,850,000) shares of our common stock in exchange for all the shares of common stock of John Keeler & Co., Inc., such that whereby John Keeler & Co., Inc. would become a wholly owned subsidiary of the Company.  The shares, when issued, shall bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act of 1933. No assurances can be provided as to the closing of the transaction or as to the Closing Date.

The closing of the transactions in the Merger Agreement is contingent upon satisfaction of closing conditions listed in the Merger Agreement, a form of which is attached hereto as Exhibit 2.1.

John Keeler & Co., Inc.

John Keeler & Co., Inc. has been processing, packaging and selling pasteurized Blue Crab meat in the United States  since 1995. Their products are currently sold in the United States, Mexico, Canada, the Caribbean, UK, France, Singapore & Hong Kong. John Keeler & Co., Inc. does business under the name Blue Star Foods.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

 The following exhibits are furnished as part of this report:

(d)            Exhibits

Number	Description
2.1
Agreement and Plan of Merger and Reorganization by and among Bridgetech International Holdings, Inc., a Delaware Corporation, and Global Seafood AC Corporation, a Florida Corporation, and John Keeler & Co., Inc., a Florida Corporation, dated February 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridgetech Holdings International, Inc.

/s/ Scott Landow
Scott Landow
President, CEO & CFO

Date: February 20, 2015

EXHIBIT INDEX

Number	Description
2.1
Agreement and Plan of Merger and Reorganization by and among Bridgetech International Holdings, Inc., a Delaware Corporation, and Global Seafood AC Corporation, a Florida Corporation, and John Keeler & Co., Inc., a Florida Corporation, dated February 20, 2015.